EXHIBIT 99.1


The Grand Union Company                                  Case No. 00-39613 (NW)
-----------------------                                           -------------
Debtor

----------------------------------------------------------------------------------------------------------------------
REVENUES                                                                              Period 7          12 days ended
                                                                                                     October 14, 2000
----------------------------------------------------------------------------------------------------------------------
Gross Revenues                                                                         145,544                 62,376
----------------------------------------------------------------------------------------------------------------------
Less: Returns and Allowances                                                                 -                      -
----------------------------------------------------------------------------------------------------------------------
Net Revenue                                                                            145,544                 62,376
----------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------------------------
Beginning Inventory                                                                    118,671                116,875
----------------------------------------------------------------------------------------------------------------------
Add: Purchases                                                                          85,008                 36,432
----------------------------------------------------------------------------------------------------------------------
Add: Cost of Labor
----------------------------------------------------------------------------------------------------------------------
Add: Other Costs (attach schedule)                                                       1,999                    857
----------------------------------------------------------------------------------------------------------------------
Less: Ending Inventory                                                                 115,530                115,530
----------------------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                                     107,849                 46,221
----------------------------------------------------------------------------------------------------------------------
Gross Profit                                                                            37,695                 16,155
----------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------
Advertising                                                                              1,561                    669
----------------------------------------------------------------------------------------------------------------------
Auto and Truck Expense                                                                       -                      -
----------------------------------------------------------------------------------------------------------------------
Bad Debts                                                                                    -                      -
----------------------------------------------------------------------------------------------------------------------
Contributions                                                                                -                      -
----------------------------------------------------------------------------------------------------------------------
Employee Benefits Programs                                                               2,770                  1,187
----------------------------------------------------------------------------------------------------------------------
Insider Compensation                                                                         -                      -
----------------------------------------------------------------------------------------------------------------------
Insurance                                                                                1,646                    706
----------------------------------------------------------------------------------------------------------------------
Management Fees/Bonuses                                                                    102                     44
----------------------------------------------------------------------------------------------------------------------
Office Expense                                                                               -                      -
----------------------------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                                             197                     85
----------------------------------------------------------------------------------------------------------------------
Repairs and Maintenance                                                                  1,937                    830
----------------------------------------------------------------------------------------------------------------------
Rent and Lease Expense                                                                   3,839                  1,645
----------------------------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                                               17,700                  7,586
----------------------------------------------------------------------------------------------------------------------
Supplies                                                                                 1,043                    447
----------------------------------------------------------------------------------------------------------------------
Taxes-Payroll                                                                            1,447                    620
----------------------------------------------------------------------------------------------------------------------
Taxes-Real Estate                                                                          879                    377
----------------------------------------------------------------------------------------------------------------------
Taxes-Other                                                                                  -                      -
----------------------------------------------------------------------------------------------------------------------
Travel and Entertainment                                                                     -                      -
----------------------------------------------------------------------------------------------------------------------
Utilities                                                                                3,962                  1,698
----------------------------------------------------------------------------------------------------------------------
Other (attach schedule)                                                                  4,294                  1,840
----------------------------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                                            41,376                 17,733
----------------------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                                                    142,819                  1,327
----------------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Other Income & Expenses                                      (146,500)                (2,905)
----------------------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
----------------------------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                                               -                      -
----------------------------------------------------------------------------------------------------------------------
Interest Expense                                                                         4,107                  1,760
----------------------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                                          2,701                  1,157
----------------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                                         (154,970)                (5,823)
----------------------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
----------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                            -                      -
----------------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                                                  -                      -
----------------------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                 -                      -
----------------------------------------------------------------------------------------------------------------------
Gain (Loss) from Sale of Equipment                                                           -                      -
----------------------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                                          1,662                    713
----------------------------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                                                -                      -
----------------------------------------------------------------------------------------------------------------------
Income Taxes                                                                                 -                      -
----------------------------------------------------------------------------------------------------------------------
Net Profit (Loss)                                                                     (136,961)                (6,535)
----------------------------------------------------------------------------------------------------------------------


* "Insider" is defined in 11 U.S.C. Section 101(31)

The Grand Union Company                                  Case No. 00-39613 (NW)
-----------------------                                           -------------
Debtor

-----------------------------------------------------------------------------
OTHER OPERATING EXPENSES                     Period 7          12 days ended
                                                            October 14, 2000
-----------------------------------------------------------------------------
 CHARGE CARD EXPENSE                              551                    236
 OTHER OPERATING EXPENSES                           -                      -
 LIGHT REPAIRS & LAMP REPLACE                     107                     46
 STORE DISBURSEMENTS                               86                     37
 PENALTIES & FINES                                 15                      6
 BAD CHECKS                                       139                     60
 PREMISE SECURITY                                 105                     45
 LAUNDRY                                           52                     22
 CASH (OVER) SHORT                                 51                     22
 REFRIGERATION & WATER DAMAGE                       -                      -
 EQUIPMENT RENTAL                                  28                     12
 CASUALTY LOSS                                    124                     53
 SIGNS                                              -                      -
 EXTERMINATING                                      9                      4
 SHOPPING CARTS                                     7                      3
 MISCELLANEOUS INCOME                            (253)                  (108)
 BANK SERVICE CHG/ARMORED CAR                     261                    112
 CUSTOMER SERVICE CHARGES                          (7)                    (3)
 OTHER                                            149                     64
                                            ---------              ---------
 TOTAL OTHER OPERATING EXPENSE                    872                    374
                                            ---------              ---------
 CAPITAL PROJECT EXPENSE                            0                      0
 CORPORATE ADMIN EXPENSE                        2,673                  1,145
 GRAND PROPERTIES                                 149                     64
 GRAND VIDEO                                        -                      -
 CORPORATE COMMISSARY                               -                      -
 PRE-OPEN EXPENSE                                   -                      -
 CLOSED STORE EXPENSE                              49                     21
 TECHNOLOGY INITIATIVES                             -                      -
 MANAGEMENT FEE                                     -                      -
 SUNDRY                                             -                      -
                                            ---------              ---------

TOTAL OTHER OPERATING EXPENSES                  4,294                  1,840
                                            =========              =========

The Grand Union Company                                  Case No. 00-39613 (NW)
-----------------------                                           -------------
Debtor


---------------------------------------------------------------------------
OTHER COSTS OF GOODS SOLD                  Period 7          12 days ended
                                                          October 14, 2000
---------------------------------------------------------------------------
 TRUCKING                                       556                    238
 WAREHOUSING                                  2,564                  1,099
 S & G SERVICES                                 279                    120
                                        -----------            -----------
 TOTAL DISTRIBUTION                           3,400                  1,457
                                        -----------            -----------
 ADVERTISING & PROMO ALLOWANCE               (3,965)                (1,699)
 SPECIALTY FOODS                                (63)                   (27)
 CASH DISCOUNTS                                (119)                   (51)
 STOCK GAIN OR (LOSS) - GROCERY                 620                    266
 - LIQUOR                                         -                      -
 - GEN MDSE                                     466                    200
 - PHARMACY                                     (42)                   (18)
 - SHRINK PROJ                                   24                     10
                                        -----------            -----------
 TOTAL STOCK GAIN OR (LOSS)                   1,068                    458
                                        -----------            -----------
 SPECIAL PROMOTIONS                           2,056                    881
                                        -----------            -----------
 TRADING-MERCHANDISE                           (336)                  (144)
 -MEAT                                         (429)                  (184)
 -PRODUCE                                      (233)                  (100)
 -SERVICE                                       (18)                    (8)
 LABEL EXP/ALLOW                                  -                      -
 VENDOR COUPONS                                 (59)                   (25)
 STATISTICAL GROSS ADJUSTMENT                    44                     19
 WHSE INV GAIN(LOSS)-GROCERY                     50                     21
 PHARMACY THIRD PARTY REC ADJ                    21                      9
 FREQUENT SHOPPER EXPENSE                       283                    121
 CLIPLESS COUPON EXPENSE                        127                     54
 ADVERTISING PROGRAMS                            -                      -
                                        -----------            -----------
 OTHER ADJ. TO GROSS MARGIN                    (552)                  (236)
                                        -----------            -----------
 LIFO PROVISION                                 175                     75
                                        -----------            -----------

TOTAL OTHER COSTS OF GOODS SOLD               1,999                    857
                                        ===========            ===========

The Grand Union Company                                  Case No. 00-39613 (NW)
-----------------------                                           -------------
Debtor
                               Reporting Period:  16 days ended October 2, 2000
                                                  -----------------------------


                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

---------------------------------------------------------------------------------------------------------------------------------
                                  ASSETS                                 BOOK VALUE AT END OF CURRENT           BOOK VALUE ON
                                                                               REPORTING MONTH                  PETITION DATE
---------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents
                                                                                        24,673                            31,222
---------------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)
---------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)
                                                                                        24,955                            29,140
---------------------------------------------------------------------------------------------------------------------------------
Notes Receivable
---------------------------------------------------------------------------------------------------------------------------------
Inventories
                                                                                       115,530                           116,876
---------------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses
                                                                                        21,209                             5,810
---------------------------------------------------------------------------------------------------------------------------------
Professional Retainers
---------------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                           $       186,367                   $       183,048
---------------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
---------------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements
---------------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment
---------------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment
---------------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements
---------------------------------------------------------------------------------------------------------------------------------
Vehicles
---------------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation
---------------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                     $       332,278                   $       345,187
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*
---------------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)
                                                                                        56,054                            60,215
---------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                             $        56,054                   $        60,215
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                   $       574,699                   $       588,450
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                       LIABILITIES AND OWNER EQUITY                       BOOK VALUE AT END OF CURRENT           BOOK VALUE ON
                                                                                REPORTING MONTH                  PETITION DATE
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
---------------------------------------------------------------------------------------------------------------------------------
Accounts Payable
                                                                                       (85,265)                         (162,593)
----------------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)
----------------------------------------------------------------------------------------------------------------------------------
Wages Payable
----------------------------------------------------------------------------------------------------------------------------------
Notes Payable
                                                                                        (1,000)                         (263,060)
----------------------------------------------------------------------------------------------------------------------------------
Rent / Leases - Building/Equipment
                                                                                      (149,718)                         (160,737)
----------------------------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments
----------------------------------------------------------------------------------------------------------------------------------
Professional Fees
----------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*
----------------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)
                                                                                      (136,982)                         (210,800)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                 $      (372,965)                  $      (797,190)
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
----------------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                          (263,060)
----------------------------------------------------------------------------------------------------------------------------------
Priority Debt
----------------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                        (171,958)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                 $      (435,018)                  $              -
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                              $      (807,983)                  $      (797,190)
----------------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
----------------------------------------------------------------------------------------------------------------------------------
Capital Stock
                                                                                          (300)                             (300)
----------------------------------------------------------------------------------------------------------------------------------
Additional Paid in Capital
                                                                                      (384,800)                         (384,800)
----------------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account
----------------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account
----------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition
                                                                                        593,840                           593,840
----------------------------------------------------------------------------------------------------------------------------------


                                        8

----------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                        24,544
----------------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)
----------------------------------------------------------------------------------------------------------------------------------
Postpetition Contributions (Distributions) (Draws) (attach schedule)
----------------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                               $        233,284                  $        208,740
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                           $      (574,699)                  $       (588,450)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        FORM MOR-3
* "Insider is defined in 11 U.S.C. Section 101(31).                                                                         (9/99)


The Grand Union Company                                  Case No. 00-39613 (NW)
-----------------------                                           -------------
Debtor
                               Reporting Period:  16 days ended October 2, 2000
                                                  -----------------------------

                                  BALANCE SHEET

-----------------------------------------------------------------------------------------------------------------------------------
                                  ASSETS                       BOOK VALUE AT END OF CURRENT            BOOK VALUE ON PETITION DATE
                                                                      REPORTING MONTH
-----------------------------------------------------------------------------------------------------------------------------------
Other Current Assets
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Other Assets
-----------------------------------------------------------------------------------------------------------------------------------
Excess reorganization value, net                                                          -                                      -
-----------------------------------------------------------------------------------------------------------------------------------
Beneficial leases, net                                                               43,802                                 47,717
-----------------------------------------------------------------------------------------------------------------------------------
Deferred tax asset                                                                        -                                      -
-----------------------------------------------------------------------------------------------------------------------------------
Other assets                                                                         12,252                                 12,252
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Total                                                                                56,054                                 59,969
-----------------------------------------------------------------------------------------------------------------------------------
                       LIABILITIES AND OWNER EQUITY            BOOK VALUE AT END OF CURRENT            BOOK VALUE ON PETITION DATE
                                                                      REPORTING MONTH
-----------------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Adverse leases, net                                                                (59,850)                               (61,079)
-----------------------------------------------------------------------------------------------------------------------------------
Other noncurrent liabilities                                                       (77,132)                              (149,721)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Total                                                                             (136,982)                              (210,800)
-----------------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Postpetition Contributions (Distributions) (Draws)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


The Grand Union Company                                  Case No. 00-39613 (NW)
-----------------------                                           -------------
Debtor                                       Reporting Period:  October 2, 2000


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

------------------------------------------------------------------------------------ ---------------------------------------
Accounts Receivable Reconciliation                                                                   Amount
------------------------------------------------------------------------------------ ---------------------------------------
Total Accounts Receivable at the beginning of the reporting period                                    34,801,315
------------------------------------------------------------------------------------ ---------------------------------------
+ Amounts billed during the period                                                                     4,404,721
------------------------------------------------------------------------------------ ---------------------------------------
- Amounts collected during the period                                                                (10,066,257)
------------------------------------------------------------------------------------ ---------------------------------------
Total Accounts Receivable at the end of the reporting period                                          29,139,779
------------------------------------------------------------------------------------ ---------------------------------------


------------------------------------------------------------------------------------ ---------------------------------------
Accounts Receivable Aging                                                                            Amount
------------------------------------------------------------------------------------ ---------------------------------------
0-30 days old                                                                                         20,874,753
------------------------------------------------------------------------------------ ---------------------------------------
31-60 days old                                                                                         1,135,755
------------------------------------------------------------------------------------ ---------------------------------------
61-90 days old                                                                                           411,710
------------------------------------------------------------------------------------ ---------------------------------------
91+ days old                                                                                          10,631,593
------------------------------------------------------------------------------------ ---------------------------------------
Total Accounts Receivable                                                                             33,053,811
------------------------------------------------------------------------------------ ---------------------------------------
Amount considered uncollectible (Bad Debt)                                                            (3,914,032)
------------------------------------------------------------------------------------ ---------------------------------------
Accounts Receivable (Net)                                                                             29,139,779
------------------------------------------------------------------------------------ ---------------------------------------

------------------------------------------------------------------------------------ ---------------------------------------


                              DEBTOR QUESTIONNAIRE

------------------------------------------------------------------------------------ ------------------------ ---------------------
Must be completed each month                                                                   Yes                       No
------------------------------------------------------------------------------------ ------------------------ ---------------------
1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                                           X
------------------------------------------------------------------------------------ ------------------------ ---------------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide an explanation below.                                 X
------------------------------------------------------------------------------------ ------------------------ ---------------------
3.  Have all postpetition tax returns been timely filed?  If no, provide an
explanation below.                                                                     X
------------------------------------------------------------------------------------ ------------------------ ---------------------
4.  Are workers compensation, general liability and other necessary insurance
coverages in effect?  If no, provide an explanation below.                             X
------------------------------------------------------------------------------------ ------------------------ ---------------------

------------------------------------------------------------------------------------ ------------------------ ---------------------
